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                                                       -------------------------
                                                       Deutsche Asset Management
                                                       -------------------------

Deutsche Total Return U.S. Treasury Fund Shares
A Class of Total Return U.S. Treasury Fund, Inc.

Supplement dated October 15, 2001 to Prospectus dated March 1, 2001, as supplemented through May 7, 2001

The following replaces 'Shareholder Transaction Expenses' and 'Example' in the section entitled 'Fees and Expenses of the Fund' in the Fund's prospectus:

     This table describes the fees and expenses that you may pay if you buy and hold Class A Shares.

Shareholder Transaction Expenses:
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)................................3.25%(1)
Maximum deferred sales charge (load)
     (as a percentage of original purchase price or redemption proceeds, whichever is lower)................................................None
Maximum sales charge (load) imposed on reinvested dividends.............None
Redemption fee..........................................................None
Exchange fee............................................................None
--------------------------------------------------------------------------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares.

Example:

     This Example is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your Class A Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year         3 years        5 years        10 years
                           ------         -------        -------        --------
Class A Shares.........     $454           $578           $765           $1,306

The following replaces the first paragraph of 'Purchase Price' in the section entitled 'Sales Charges' in the Fund's prospectus:

     The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:

                                        Sales Charge as a % of
                                        ----------------------

                                           Offering       Net Amount
          Amount of Purchase                Price          Invested
        ------------------------------------------------------------
        Less than $100,000                  3.25%           3.36%
        $100,000 - $249,999                 2.50%           2.56%
        $250,000 - $499,999                 2.00%           2.04%
        $500,000 - $999,999                 1.50%           1.52%
        $1,000,000 - and over               None            None


               Please Retain This Supplement For Future Reference.

CUSIP: 891.51D.101
                                                         A Member of the
                                                         Deutsche Bank Group [/]

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                        Supplement dated October 15, 2001
                      To the Prospectus dated March 1, 2001
                  Of ISI TOTAL RETURN U.S. TREASURY FUND SHARES
               (A Class of Total Return U.S. Treasury Fund, Inc.)

The following replaces 'Shareholder Transaction Expenses' in the section entitled 'Fees and Expenses of the Fund' in the Fund's prospectus:

     This table describes the fees and expenses that you may pay if you buy and hold Shares.

Shareholder Transaction Expenses: (fees paid directly from your investment) Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)................................3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............None
Maximum Deferred Sales Charge (Load)....................................None
Redemption fee..........................................................None
Exchange fee............................................................None

Example:

     This Example is intended to help you compare the cost of investing in Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 year            3 years             5 years             10 years
            ------            -------             -------             --------
             $381              $554                $741                $1,283

The following replaces the first paragraph of 'Purchase Price' in the section entitled 'Sales Charges' in the Fund's prospectus:

     The price you pay to buy Shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:


                                        Sales Charge as a % of
                                        ----------------------

                                           Offering       Net Amount
          Amount of Purchase                Price          Invested
        ------------------------------------------------------------
        Less than $100,000.............      3.00%           3.09%
        $100,000 - $249,999............      2.50%           2.56%
        $250,000 - $499,999............      2.00%           2.04%
        $500,000 - $999,999............      1.50%           1.52%
        $1,000,000 - $1,999,999........      0.75%           0.76%
        $2,000,000 - $2,999,999........      0.50%           0.50%
        $3,000,000 - and over..........      None            None


               Please Retain This Supplement For Future Reference.